UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

OUTLOOK THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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7 Clarke Drive, Cranbury, New Jersey 08512
(609) 619-3990
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Outlook Therapeutics, Inc., a Delaware corporation. The meeting will be held on Thursday, March 19, 2020 at 9:00 a.m. Eastern time at the offices of Cooley LLP located at 55 Hudson Yards, New York, NY 10001-2163, for the following purposes:
(1)
To elect the Board’s nominees, Yezan Haddadin, Kurt J. Hilzinger and Faisal G. Sukhtian, to the Outlook Therapeutics Board of Directors as Class I Directors to hold office until the 2022 Annual Meeting of Stockholders.

(2)
To approve the amendment of the Certificate of Designation for the Series A-1 convertible preferred stock to reduce the effective conversion rate and expand the voting rights in proportion thereto (but capped at the “Minimum Price” under applicable Nasdaq rules).

(3)
To approve, as required by and in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our outstanding common stock at a price per share that is less than the “Minimum Price” pursuant to the terms of our outstanding voting Series A-1 convertible preferred stock, par value $0.01 per share.

(4)
To approve, as required by and in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our common stock to the principals of MTTR LLC, which include two of our executive officers.

(5)
To approve, as required by and in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our outstanding common stock at a price per share that is less than the “Minimum Price” upon conversion of our outstanding senior secured notes issued December 2019.

(6)
To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020.

(7)
To conduct any other business properly brought before the annual meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the annual meeting is February 7, 2020. Only stockholders of record as of the close of business on that date may vote at the meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Thursday, March 19, 2020 at 9:00 a.m. Eastern time at the offices of Cooley LLP located at
55 Hudson Yards, New York, NY 10001-2163.
The proxy statement and annual report to stockholders are available at http://www.astproxyportal.com/ast/22704.

By Order of the Board of Directors,
/s/ Lawrence A. Kenyon

Lawrence A. Kenyon
Corporate Secretary
Cranbury, New Jersey
February 14, 2020
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i

OUTLOOK THERAPEUTICS, INC.
7 Clarke Drive, Cranbury, New Jersey 08512
(609) 619-3990
PROXY STATEMENT FOR THE
2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 19, 2020
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving these materials?
We have sent you this proxy statement, our annual report to stockholders for the fiscal year ended 2019 and the proxy card, or collectively, the Proxy Materials, because the Board of Directors of Outlook Therapeutics, Inc. (sometimes referred to as “our company” or “Outlook Therapeutics”) is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders, including any adjournment or postponement thereof. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to begin mailing these Proxy Materials on or about February 14, 2020 to all stockholders of record entitled to vote at the annual meeting.
Will I receive any other proxy materials?
Rules adopted by the Securities and Exchange Commission, or the SEC, allow companies to send stockholders a notice of internet availability of Proxy Materials, rather than mail them full sets of Proxy Materials. This year, we chose to mail full packages of Proxy Materials to stockholders. However, in the future we may take advantage of the internet distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of annual meeting and proxy statement via the internet. They would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.
How do I attend the Annual Meeting?
The annual meeting will be held on 9:00 a.m. Eastern Time on Thursday, March 19, 2020, at the offices of Cooley LLP located at 55 Hudson Yards, New York, NY 10001-2163. Information on how to vote in person at the annual meeting is discussed below.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on February 7, 2020 will be entitled to vote at the annual meeting. On this record date, there were 43,088,776 shares of common stock and 68,112 shares of Series A-1 convertible preferred stock, or Series A-1 Preferred, outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on February 7, 2020 your shares of common stock were registered directly in your name with Outlook Therapeutics’ transfer agent, American Stock Transfer & Trust Company, LLC, or AST, (or Outlook Therapeutics in the case of Series A-1 Preferred) then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on February 7, 2020 your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are six matters scheduled for a vote:
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Proposal 1: Election of three Class I directors;

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Proposal 2: To approve the amendment of the Certificate of Designation for the Series A-1 Preferred to reduce the effective conversion rate and expand the voting rights in proportion thereto (but capped at the “Minimum Price” under applicable Nasdaq rules), or the “Series A-1 Preferred Amendment” proposal.

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Proposal 3: To approve, as required by and in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our outstanding common stock at a price per share that is less than the “Minimum Price” pursuant to the terms of the Series A-1 Preferred, as amended by Proposal No. 3, or the “Series A-1 Preferred Conversion Share Issuance” proposal.

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Proposal 4: To approve, as required by and in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our common stock to the principals of MTTR LLC, which include two of our executive officers, or the “MTTR Principal Share Issuance” proposal.

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Proposal 5: To approve, as required by and in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of our outstanding common stock at a price per share that is less than the “Minimum Price” upon conversion of our outstanding senior secured notes issued December 2019, or the “Senior Secured Notes Conversion Share Issuance” proposal.

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Proposal 6: Ratification of selection by the Audit Committee of the Board of Directors of Outlook Therapeutics, Inc. of KPMG LLP, as independent registered public accounting firm of our company for our fiscal year ending September 30, 2020.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” the nominees to the Board of Directors in Proposal No. 1 or you may “Withhold” your vote for the nominees. For Proposals No. 2, No. 3, No. 4, No. 5 and No. 6 you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of February 7, 2020, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.
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To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on March 18, 2020 to be counted.

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To vote through the internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m., Eastern Time on March 18, 2020 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these Proxy Materials from that organization rather than from Outlook Therapeutics. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these Proxy Materials, or contact your broker or bank to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on February 7, 2020. Each share of Series A-1 Preferred currently has approximately 19 votes for each share (or an aggregate of 1,287,178 votes for all 68,112 shares of Series A-1 Preferred currently outstanding).
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the annual meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank (Broker non-votes)
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as elections of directors (even if not contested). Accordingly, your broker or nominee may not vote your shares on Proposals No. 1, No. 2, No. 3, No. 4 or No. 5 without your instructions, but may vote your shares on Proposal No. 6 even in the absence of your instruction.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections on matters on which you are entitled to cast votes, your shares will be voted, as applicable, “For” the election of the nominees for directors named in Proposal No. 1 and “For” Proposals No. 2, No. 3, No. 4, No. 5 and

No. 6. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding Proxy Materials to beneficial owners.
What does it mean if I receive more than one set of Proxy Materials?
If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the Proxy Materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to Outlook Therapeutics’ Corporate Secretary at 7 Clarke Drive, Cranbury, New Jersey 08512.

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You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by October 17, 2020, to Outlook Therapeutics’ Corporate Secretary at 7 Clarke Drive, Cranbury, New Jersey 08512. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must provide specified information in writing to our Corporate Secretary at the address above not later than the close of business on December 19, 2020 nor earlier than the close of business November 19, 2020. You are also advised to review our Bylaws, which contain a description of the information required to be submitted, as well as additional requirements about advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for Proposal No. 1, votes “For,” “Withhold” and broker non-votes; and with respect to Proposals No. 2, No. 3, No. 4, No. 5 and No. 6, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Class I Directors	Nominees receiving the most “For” votes	Withheld votes will have no effect	None
2	Series A-1 Preferred Amendment Proposal	“For” votes from holders of a majority of the outstanding voting shares (common stock and Series A-1 Preferred voting together as a single class)	Against	Against
3	Series A-1 Preferred Conversion Share Issuance Proposal	“For” votes from the holders of a majority of the voting power of the common shares present in person or represented by proxy and entitled to vote on the subject matter	Against	None
4	MTTR Principal Share Issuance Proposal	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter	Against	None
5	Senior Secured Notes Conversion Share Issuance Proposal	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter	Against	None
6	Ratification of KPMG LLP as Independent Registered Public Accounting Firm for fiscal year 2020	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter	Against	None
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 43,088,776 shares of common stock and 68,112 shares of Series A-1 Preferred (representing approximately 1,287,178 votes) outstanding and entitled to vote. Thus, shares representing 22,187,978 votes must be present in person or represented by proxy at the meeting to have a quorum. The Series A-1 Preferred will not vote on Proposal No. 3 (for Nasdaq purposes) but will vote on Proposal No. 2 (for Delaware law purposes).
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting in person or represented by proxy may adjourn the meeting to another date. How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the internet?
This proxy statement, the proxy card and the annual report to stockholders are available at http://www.astproxyportal.com/ast/22704.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors, or the Board, is divided into three classes, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has five members. There are three directors in the class whose terms of office expire at the annual meeting in 2020, Class I. Each of the nominees listed below has been selected by the Board as a nominee in accordance with the recommendation of the Nominating and Corporate Governance Committee, or the Nominating Committee. Each of the nominees listed below, other than Yezan Haddadin, have been previously elected by the stockholders. Mr. Haddadin was appointed by the Board to fill a vacancy upon the recommendation of the Nominating Committee in April 2018. If elected at the annual meeting, each of these nominees would serve until the 2022 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. We do not have a formal policy regarding director or director nominee attendance at the annual meeting.
Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the nominees need to receive the highest number of affirmative votes to be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If the nominees become unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our company. The person nominated for election has agreed to serve if elected. Our management has no reason to believe that the nominees will be unable to serve.
Nominees for Election
The following is a brief biography of the nominees for Class I Director and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led the Board to recommend those persons as nominees for Class I Director, as of the date of this proxy statement.
The Nominating Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board. The brief biographies below includes information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that that nominee should continue to serve on the Board.
NAME	AGE(1)	Principal Occupation/Position Held With the Company
Yezan Haddadin	44	Director, Class I
Kurt J. Hilzinger	59	Director, Class I
Faisal G. Sukhtian	35	Director, Class I

(1)
As of January 1, 2020.

Yezan Haddadin.   Mr. Haddadin was initially appointed to our board of directors in October 2017, and was reappointed in April 2018 after resigning in March 2018. Since July 2017, Mr. Haddadin has served as chief executive officer of GMS Capital Partners LLC, an investment company focused on making direct private equity investments in North America. GMS Capital Partners LLC is a subsidiary of GMS Holdings. From 2014 to 2017, Mr. Haddadin served as the Chief Executive Officer and a member of the board of directors of a regional investment bank based in Amman, Jordan and Dubai, United Arab Emirates. From 2013 to 2014, Mr. Haddadin served as an Advisor at Ripplewood Holdings LLC, a New York-based private equity firm. Mr. Haddadin also served as a Managing Director at Perella Weinberg Partners in New York from 2007 to 2013 and an Executive Director with J.P. Morgan in its mergers and acquisitions group from 2000 to 2007. Mr. Haddadin holds a J.D. from Northwestern University Law School and a B.S. in Foreign Service from Georgetown University. Mr. Haddadin was initially appointed to fill a vacancy on our board and was designated for such vacancy by BioLexis Pte. Ltd., or BioLexis, pursuant to the Investor Rights Agreement by and between our company and BioLexis dated September 11, 2017, as amended from time to time, or the BioLexis IRA.
The Board believes Mr. Haddadin’s managerial and capital raising experience qualifies him to serve on our board of directors.
Kurt J. Hilzinger.   Mr. Hilzinger has served as a member of our board of directors since December 2015. Since 2007, Mr. Hilzinger has served as a partner at Court Square Capital Partners L.P., an independent private equity firm, where he is responsible for investing in the healthcare sector. Since July 2003, Mr. Hilzinger also has served in various capacities as a member of the board of directors at Humana, Inc., a managed care company, including serving as Lead Director from August 2010 to January 2014, and as Chairman since January 2014. In addition, Mr. Hilzinger also has served in several roles at AmerisourceBergen Corporation, a healthcare company, including as a member of the board of directors from March 2004 to November 2007, as the President and Chief Operating Officer from October 2002 to November 2007 and as the Executive Vice President and Chief Operating Officer from August 2001 to October 2002. Mr. Hilzinger also serves on the Visiting Committee at the Ross School of Business at the University of Michigan. Mr. Hilzinger received a B.B.A. in Accounting from the University of Michigan and is a Certified Public Accountant in Michigan.
The Board believes Mr. Hilzinger’s experience and financial expertise in the healthcare sector qualifies him to serve on our board of directors.
Faisal G. Sukhtian.   Mr. Sukhtian has served as a member of our board of directors since September 2017. Mr. Sukhtian has served as a Director of BioLexis since 2011, and an Executive Director of GMS Holdings, a diversified investment company, since 2008. In addition to managing operations of GMS Holdings, Mr. Sukhtian oversees a number of investments within the GMS Holdings portfolio and serves as a director of GMS Holdings’ board of directors. From 2008 to 2011, Mr. Sukhtian served as Executive Director of Munir Sukhtian International. From 2010 to 2011, he served as Managing Director of Agri Sciences Ltd., an agrochemicals manufacturing business based in Turkey. Mr. Sukhtian has served as a member of the board of directors of Expert Petroleum, an oilfield services company based in Romania, since 2008, Agri Sciences since 2010, MS Pharma, a leading MENA based branded pharmaceutical generics company, since 2011 and Stelis Biopharma Private Limited, a biotherapeutic and biosimilar developer and manufacturer based in India, since 2015. Mr. Sukhtian previously served as a member of the board of directors of Alvogen, a multinational generics pharmaceutical company based in the United States, from 2008 to 2014 and Waterloo Industries, Inc., a manufacturer of tool storage based in the United States, from 2015 to 2017. Prior to joining GMS Holdings, Mr. Sukhtian worked at JP Morgan, in New York, where he worked primarily on mergers and acquisitions, debt and equity transactions serving clients in the industrials and transportation industries. Mr. Sukhtian received an M.B.A. from Columbia Business School and a B.S. in International Economics from Georgetown University’s School of Foreign Service. Mr. Sukhtian was initially appointed to fill a vacancy on our board and was designated for such vacancy by BioLexis pursuant to the BioLexis IRA,
The Board believes Mr. Sukhtian’s managerial and pharmaceutical industry experience qualifies him to serve on our board of directors.
The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

Directors Continuing in Office Until the 2021 (Class II) and 2022 (Class III) Annual Meetings
NAME	AGE(1)	Principal Occupation/Position Held With the Company, Class
Lawrence A. Kenyon	54	Director, Class II, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary
Ralph H. “Randy” Thurman	70	Executive Chairman, Class III

(1)
As of January 31, 2020.

Lawrence A. Kenyon.   Mr. Kenyon has served as a member of the Board, Chief Executive Officer and President since August 2018, as Interim Chief Executive Officer from June 2018 to August 2018, and as our Chief Financial Officer, Treasurer and Corporate Secretary since September 2015. Prior to that, from February 2014 to September 2015, Mr. Kenyon served as the Chief Financial Officer of Arno Therapeutics, Inc., a biopharmaceutical company focused on the development of therapeutics for cancer and other life threatening diseases, and also as Chief Operating Officer from July 2014 to September 2015. From December 2011 to March 2013, Mr. Kenyon served as the Interim President & Chief Executive Officer, Chief Financial Officer and Secretary of Tamir Biotechnology, Inc., a publicly held biopharmaceutical company engaged in the development of oncology and anti-infective therapeutics. Prior to that, from December 2008 to July 2010, Mr. Kenyon was the Executive Vice President, Finance and, commencing in March 2009, the Chief Financial Officer of, Par Pharmaceutical Companies, Inc., a publicly held generic and branded specialty pharmaceutical company, or Par. Prior to joining Par, Mr. Kenyon was the Chief Financial Officer and Secretary of Alfacell Corporation, or Alfacell, from January 2007 through February 2009 and also served at various times during this period as Alfacell’s Executive Vice President, Chief Operating Officer and President, and was a member of Alfacell’s board of directors from November 2007 to April 2009. Prior to joining Alfacell, Mr. Kenyon served as the Executive Vice President, Chief Financial Officer and Corporate Secretary at NeoPharm, Inc., a publicly traded biopharmaceutical company, from 2000 to 2006. Mr. Kenyon received a B.A. in Accounting from the University of Wisconsin — Whitewater and is a Certified Public Accountant in Illinois.
The Board believes Mr. Kenyon’s experience as our Chief Executive Officer and Chief Financial Officer, combined with his experience in the biopharmaceutical industry qualifies him to serve on the Board.
Ralph H. “Randy” Thurman.   Mr. Thurman has served as the Executive Chairman of our board of directors since June 2018 and served as a member of our board since April 2018. He also currently serves as a senior advisor at BC Partners, a private equity firm, as the Executive Chairman of the board of directors of Zest Dental, Inc., and as a member of the board of directors of TFF Pharmaceuticals, Inc. Mr. Thurman was previously a member of the board of directors of Allscripts, Inc. and the Executive Chairman of Presbia PLC (an Orchard Capital Corporation company), a publicly-traded medical device company. From 2008 until 2011, Mr. Thurman served as Executive Chairman of CardioNet Inc. (now known as BioTelemetry, Inc.), and as its interim Chief Executive Officer from 2008 until 2010. From 2001 until 2007, Mr. Thurman was Founder, Chairman and Chief Executive Officer of VIASYS Healthcare Inc., a diversified healthcare technology company, which was acquired by Cardinal Healthcare Inc. in 2007. Mr. Thurman served as a consultant to Cardinal Healthcare Inc. from the date of acquisition until 2008. From 1997 until 2001, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, which provided advisory services to bio-pharmaceutical, genomic, and medical device companies. From 1993 until 1997, Mr. Thurman was Chairman and Chief Executive Officer of Corning Life Sciences, Inc., and from 1984 until 1993, Mr. Thurman held various positions at Rhone-Poulenc Rorer Pharmaceuticals, Inc., a global pharmaceutical company, ultimately as its President.
The Board believes Mr. Thurman’s expertise in corporate governance, operating and investing as well as extensive expertise in the healthcare industry qualifies him to serve on our board of directors.
Family Relationships
There are no family relationships among any of our directors or executive officers or the person nominated to become director.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under The Nasdaq Stock Market, LLC, or Nasdaq, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board. The Board consults with our outside counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of  “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and our company, our senior management and our independent auditors, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Haddadin, Hilzinger, Sukhtian and Thurman. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with our company.
In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between us and entities with which some of our directors are or have been affiliated, including the relationships and transactions described in the section of this proxy captioned “Transactions with Related Persons,” and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director.
Board Leadership Structure
The Board has an independent Executive Chairman, Mr. Thurman, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Executive Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Executive Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of our company. In addition, we believe that having an independent Executive Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of our company and its stockholders. As a result, we believe that having an independent Executive Chairman can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our company. The Audit Committee of the Board, or the Audit Committee, has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee of the Board, or the Compensation Committee, assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports, as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Meetings of the Board Of Directors
The Board met six times during the last fiscal year. Each Board member other than Mr. Thomas attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of the last fiscal year for which he or she was a director or committee member. Mr. Thomas resigned from the Board in December 2019.
Information Regarding Committees of the Board Of Directors
The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The following table provides membership and meeting information for fiscal year 2019 for each of the Board committees:
Name	Audit	Compensation	Nominating and Corporate Governance
Lawrence A. Kenyon
Kurt J. Hilzinger	X*	X
Faisal G. Sukhtian	X		X*
Joe Thomas(1)	X
Joerg Windisch, Ph.D.(2)		X
Ralph “Randy” H. Thurman		X*	X
Yezan Haddadin(3)	X	X	X
Total meetings in fiscal year 2019	4	2	1

*
Committee Chairperson

(1)
Mr. Thomas resigned from the Board and Audit Committee in December 2019.

(2)
Dr. Windisch resigned from the Board and the Compensation Committee in July 2019.

(3)
Mr. Haddadin was reappointed to the Compensation Committee in July 2019 and to the Audit Committee in December 2019.

Below is a description of each committee of the Board of Directors.
The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our company.
Audit Committee
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our audit engagement team as required by law; reviews and approves or rejects transactions between our company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Audit Committee is currently composed of three directors: Yezan Haddadin, Kurt J. Hilzinger and Faisal G. Sukhtian, with Mr. Hilzinger serving as Chair. The Audit Committee met four times during the fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at https://ir.outlooktherapeutics.com/static-files/c85b8857-1640-4b7f-a3fe-df47f467c36a. Joe Thomas served on the Audit Committee until his December 2019 resignation, following which he was replaced by Mr. Haddadin.
The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board has also determined that Mr. Hilzinger qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2019 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019.
Kurt J. Hilzinger
Faisal G. Sukhtian
Yezan Haddadin
The material in this report is not “soliciting material,” is not deemed “filed with the Commission and is not to be incorporated by reference in any filing by Outlook Therapeutics, Inc. under the Securities Act of 1933, as amended, or the Securities Act, or the Securities Exchange Act of 1934, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee is currently composed of three directors: Ralph “Randy” H. Thurman, Kurt J. Hilzinger and Yezan Haddadin, with Mr. Thurman serving as Chair. Dr. Windisch served on the Committee from March 2018 until his resignation in July 2019. Mr. Haddadin was reappointed to the Committee in July 2019 following Dr. Windisch’s resignation. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The Compensation Committee met twice during the fiscal year. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at https://ir.outlooktherapeutics.com/static-files/35a76243-3da9-4ccf-ab55-008eace0d9b8.
The Compensation Committee acts on behalf of the Board to review, adopt, recommend for adoption and oversee our compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of our executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

•
review and approval of, or recommend to the Board, the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our executive officers, other senior management and directors; and

•
administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets as its members deem necessary or appropriate, but in no event less than once annually. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During fiscal 2019 and 2018, our management engaged Marsh LLC, as compensation consultants to evaluate long and short-term executive compensation, director compensation and executive severance plans. Our Compensation Committee later ratified this engagement. Marsh LLC reviewed our executive officer and director compensation relative to a peer group and against survey data available to Marsh LLC. Marsh LLC ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Based on these recommendations, we adopted a non-employee director compensation policy in January 2016. In September 2019, our board of directors approved a new non-employee director compensation policy that took effect on October 1, 2019, the first day of our fiscal year. The terms of our old and new non-employee director compensation policy is described under “Director Compensation” below.
Nominating and Corporate Governance Committee
The Nominating Committee is responsible for identifying, reviewing and evaluating candidates to serve as members of the Board (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for our company.
The Nominating Committee is currently composed of three directors: Faisal G. Sukhtian, Yezan Haddadin and Ralph H. “Randy” Thurman, with Mr. Sukhtian serving as Chair. All members of the Nominating Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating Committee meets as its members deem necessary or appropriate, but in no event less than once annually. The Board has adopted a written Nominating Committee charter that is available to stockholders on our website at https://ir.outlooktherapeutics.com/static-files/1666f900-45ef-4414-9cb0-72d1e2dee519.

The Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, our ongoing contractual obligations, and the long-term interests of stockholders. In conducting this assessment, the Nominating Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews these directors’ overall service to our company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
At this time, the Nominating Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.
The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 7 Clarke Drive, Cranbury, New Jersey 08512. Submissions must include the full name of the proposed nominee, age, business and residence address, current principal occupation or employment of the nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, the class and number of shares of each class of capital stock of the corporation that are owned of record and beneficially by such nominee, and the date or dates on which such shares were acquired and the investment intent of such acquisition. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Stockholder Communications with the Board Of Directors
Historically, we have not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at

https://ir.outlooktherapeutics.com/static-files/a7b472e8-e20b-4c13-ac7a-7d879143598d. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Corporate Governance Guidelines
We have Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at https://ir.outlooktherapeutics.com/corporate-governance/governance-highlights.

PROPOSAL 2
APPROVAL OF THE SERIES A-1 PREFERRED AMENDMENT PROPOSAL
The Board believes that approval of the amendment of the Certificate of Designation for our Series A-1 Preferred is in the best interests of Outlook Therapeutics, Inc. and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.
Background
Original Issuance to BioLexis and Stockholder Approval
As described in “Transactions with Related Persons” under “BioLexis Private Placement,” our controlling stockholder BioLexis has made a number of investments in our company beginning in September 2017. Our stockholders approved the initial issuance, and conversion terms of, the convertible preferred stock originally acquired by BioLexis in 2017, and which was converted into common stock (in part) and the remainder exchanged for our Series A-1 Preferred in July 2018 (as described below).
Exchange for Series A-1 Preferred
In July 2018, we entered into an exchange agreement with BioLexis pursuant to which we exchanged the shares of Series A convertible preferred stock held by BioLexis for shares of newly created Series A-1 Preferred. The Series A-1 Preferred has the same conversion and dividend features as the Series A convertible preferred stock (10% per annum, compounded quarterly, payable quarterly at our option in cash or in kind in additional shares of Series A-1 Preferred), but reflects an increased redemption premium (110% to 550%) and increased liquidation preference (120% to 600%) that provide BioLexis with similar redemption premium and liquidation preference for its aggregate preferred stockholdings prior to converting to common stock and exchanging the remainder for Series A-1 Preferred. See “Transactions with Related Persons — BioLexis Private Placement — Conversion of Series A Convertible and Exchange for Series A-1 Preferred” for additional details.
There are currently 68,112 shares of Series A-1 Preferred outstanding, all of which are held by BioLexis, and which are convertible into approximately 1,287,178 shares of our common stock, and have a redemption premium of  $37.5 million and a liquidation preference of  $40.9 million.
Amendment of Conversion Rate
On January 27, 2020, we entered into an agreement with BioLexis whereby we agreed to seek stockholder approval of the Certificate of Amendment of the Certificate of Designation of the Series A-1 Preferred, included as Appendix A hereto, as required by Delaware law, and the issuance of shares of our common stock pursuant to such amended terms, as required by applicable Nasdaq rules, and BioLexis agreed to promptly convert its shares of Series A-1 Preferred pursuant to such amended terms, and in any event, within five business days of stockholder approval thereof. Accordingly, if stockholders approve this Proposal No. 3 and Proposal No. 4, BioLexis will convert its 68,112 shares of Series A-1 Preferred into 29,358,621 shares of our common stock, and we will no longer have any shares of Series A-1 Preferred issued and outstanding.
As proposed in the Certificate of Amendment of the Certificate of Designation of the Series A-1 Preferred, included as Appendix A hereto, the effective conversion rate will be increased from the current $18.89797 per share to $431.03447263 per share. If approved, this would result in 29,358,621 shares issuable upon conversion of the 68,112 shares of Series A-1 Preferred outstanding (rather than 1,287,178; or an effective conversion price of  $0.232 per share). The proposed terms also clarify that while the Series A-1 Preferred vote on an as-converted basis, they will use a conversion rate of  $111.982082867 per share, resulting in approximately 112 votes per share (or an effective rate of  $0.893 per share, the “Minimum Price” on January 27, 2020) in order to comply with applicable Nasdaq rules, an increase over the current approximately 19 votes per share.
Reason for the Amendment
We believe that the amendment of the Series A-1 Preferred to increase the conversion rate and voting rights is in the best interests of our company and our stockholders because BioLexis will promptly convert such shares into common stock pursuant to the amended terms, following which, we will no longer have any Series A-1 Preferred (or any preferred stock) issued and outstanding. We believe eliminating this senior security, and its associated rights, preferences and privileges, including its $37.5 million redemption premium and $40.9 million liquidation preference, will make an investment in our company more attractive to our current and potential future investors.
The Series A-1 Preferred have provisions that limit our ability to pay dividends or take other actions in respect of our common stock, receive quarterly PIK dividends, and rank senior to our common stockholders in terms of distributions and in the event of any liquidation of our company. Once converted into common, such shares will be the same as our other common stock, and have the same rights as our other common stockholders.
Consequences of Not Obtaining Stockholder Approval
If stockholders do not vote in favor of the Series A-1 Preferred Amendment Proposal, we will not be able to file the Certificate of Amendment of the Certificate of Designation, and the current terms of the Series A-1 Preferred will remain as is, and BioLexis will not be required to convert all of its outstanding shares of Series A-1 Preferred. The shares of Series A-1 Preferred will remain outstanding and convertible (and will vote in proportion thereto) in accordance with existing terms, and will also continue to have rights and preferences that are senior to our common stockholders, restrict our ability to pay dividends to our common stockholders, and have a liquidation preference equal to approximately $40.9 million.
Vote Required
The affirmative vote of the holders of a majority of the outstanding voting shares (common stock and Series A-1 Preferred voting together as a single class) will be required to approve the Series A-1 Preferred Amendment. Approval of this Proposal No. 2 is not conditioned upon approval of Proposal No. 3.
The Board of Directors Recommends
A Vote “For” Proposal 2.

PROPOSAL 3
APPROVAL OF THE SERIES A-1 PREFERRED CONVERSION SHARE ISSUANCE PROPOSAL
We are seeking stockholder approval, as required by Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock, par value $0.01 per share, in excess of 20% of our pre-transaction outstanding shares of common stock, in a private placement at a price per share lower than the “Minimum Price” as a result of the proposed amendment of the Series A-1 Preferred (see Proposal No. 2).
Background
See Proposal No. 2 “Background.”
Reason for the Amendment
See Proposal No. 2 “Reason for the Amendment.”
Nasdaq Listing Rules
Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).
Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules.
As proposed in the Certificate of Amendment of the Certificate of Designation of the Series A-1 Preferred, included as Appendix A hereto, the effective conversion rate will be increased from the current $18.89797 per share to $431.03447263 per share. If approved, this would result in 29,358,621 shares issuable upon conversion of the 68,112 shares of Series A-1 Preferred outstanding (rather than 1,287,178; or an effective conversion rate of  $0.232 per share). The proposed terms also clarify that while the Series A-1 Preferred vote on an as-converted basis, they will use a conversion rate of  $111.982082867 per share, resulting in approximately 112 votes per share (or an effective price of  $0.893 per share, the “Minimum Price” on January 27, 2020) in order to comply with applicable Nasdaq rules, an increase over the current approximately 19 votes per share.
Accordingly, to comply with Listing Rule 5635(d), the issuance of common stock upon conversion of the Series A-1 Preferred, as proposed to be amended by Proposal No. 2, is contingent upon stockholder approval of this Proposal 3.
Consequences of Not Obtaining Stockholder Approval on this Proposal No. 3
If stockholders do not vote in favor of this Proposal No. 3 to approve the issuance of shares of our common stock upon conversion of the terms of the Series A-1 Preferred, as amended by Proposal No. 2 for purposes of Listing Rule 5635(d), BioLexis will not be able to convert all of its outstanding shares of Series A-1 Preferred, and accordingly, such shares will remain outstanding. Such shares of Series A-1 Preferred have rights and preferences that are senior to our common stockholders, restrict our ability to pay dividends to our common stockholders, and have a $37.5 million redemption premium and $40.9 million liquidation preference.

Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter at the annual meeting will be required to approve the issuance of shares of our common stock upon conversion of the Series A-1 Preferred, as proposed to be amended by Proposal No. 2. BioLexis will not vote its shares of Series A-1 Preferred on this Proposal No. 3.
The Board of Directors Recommends
a Vote “For” Proposal 3

PROPOSAL 4
APPROVAL OF THE MTTR PRINCIPAL SHARE ISSUANCE PROPOSAL
We are seeking stockholder approval, as required by Nasdaq Listing Rules 5635(c) and (d), of the issuance of an aggregate of 7,244,739 shares of our common stock to the four principals of MTTR, who include two of our executive officers, Messrs. Dagnon and Evanson.
Background
MTTR Strategic Partnership Agreement and Termination
In February 2018, we entered into a strategic partnership agreement with MTTR, to advise on regulatory, clinical and commercial strategy and assist in obtaining approval of ONS-5010, our bevacizumab therapeutic product candidate for ophthalmic indications. Terry Dagnon and Jeff Evanson, two of our named executive officers, provided services to us pursuant to the strategic partnership agreement with MTTR, were compensated by MTTR, and have ownership interests in MTTR, as does Mark Humayun, M.D., one of our outside advisors. MTTR earned an aggregate $1,744,933 and $602,629 during the years ended September 30, 2019 and 2018, respectively, which includes monthly consulting fees and expense reimbursement. Under the MTTR agreement, MTTR had the right to a tiered percentage of the net profits of ONS-5010 ranging in the low- to mid-teens, with the ability to credit monthly fees paid to MTTR.
In January 2020, we and MTTR agreed to terminate the strategic partnership agreement effective upon approval of the share issuance that is the subject of this Proposal No. 4, and in connection therewith, we will also pay MTTR a $110,000 one-time settlement. Under the terms of the termination and release, we agreed to issue to the four principals of MTTR (including two of our named executive officers, Messrs. Dagnon and Evanson), an aggregate of 7,244,739 shares of our common stock, subject to stockholder approval, and entered into consulting agreements directly with each of the four principals setting forth the terms of his respective compensation arrangement, which take effect upon approval of this share issuance Proposal No. 4, and which also provide for certain transfer restrictions and repurchase rights applicable to the shares of our common stock to be issued pursuant thereto.
Consulting Agreements
In January 2020, we entered into consulting agreements directly with each of the four principals, including our two executive officers, Messrs. Dagnon and Evanson, setting forth the terms of his respective compensation arrangement, as well as providing for certain transfer restrictions and repurchase rights applicable to the shares of our common stock to be issued pursuant thereto.
The consulting agreements with each of Messrs. Dagnon and Evanson provide for the payment of a monthly fee for services during the term of each agreement ($25,000 for 20 hours per week), and the issuance of 1,207,457 shares to each of Messrs. Dagnon and Evanson, subject to stockholder approval (which is the subject of this Proposal No. 4). We also agreed to issue, subject to stockholder approval (which is the subject of this Proposal No. 4), an aggregate of 4,829,825 shares to the other two principals of MTTR, Dr. Mark Humayun and Mr. Tony Moses. All of the shares to be issued to the MTTR principals, including our two executive officers, are subject to lock-up restrictions such that they may not be sold until the earlier of  (w) six months following FDA approval of ONS-5010, (x) the date we publicly announce not to pursue development of ONS-5010, (y) a “Change of Control” as defined therein or (z) January 2025, subject to limited exceptions, including a pro rata exception if BioLexis disposes of any of its shares to an unaffiliated third party for consideration. We also have the right to repurchase such shares for $0.01 per share if the consultant terminates his agreement other than for good reason (as defined therein), or we terminate the agreement for cause (as defined therein). The repurchase right also lapses in tiered percentages (15% – 40%) tied to completion of enrollment of our NORSE 2 clinical trial of ONS-5010 by certain dates. It also lapses as to 50% or 100% of the shares if we enter into certain agreements pertaining to ONS-5010 that meet certain value thresholds or our share price meets certain predefined targets. The repurchase right also lapses as to 100% of the shares upon the earliest to occur of  (w) filing of the biologics license application for ONS-5010, (x) termination of the agreement by the consultant for good reason (as defined therein) or by us other than for cause (as defined therein). (y) in the event disability (as defined therein), or (z) upon a “Change of Control” as defined therein.
Reason for the Issuance
We and MTTR agreed to terminate the strategic partnership agreement which contemplated payment of royalties, in exchange for an equity interest in our company. We believe this better aligns the objectives and interests of the principals of MTTR, two of whom are our executive officers, with that of our company and our stockholders in our goal of obtaining FDA approval of ONS-5010, our bevacizumab product candidate currently in Phase 3 clinical trials for the treatment of wet AMD.
Following stockholder approval, and effectiveness of the termination agreement, our monthly cash payment for consulting services from these persons will be reduced from $105,208 under the current strategic partnership agreement with MTTR to approximately $90,000 as contemplated by each of the new consulting agreements entered into directly with the MTTR principals. In addition, we will no longer have any obligation to share future royalties or potential proceeds from licensing partnerships, if any, with MTTR. Under the current agreement, MTTR has the right to a tiered percentage of the net profits and or licensing proceeds of ONS-5010 ranging in the low- to mid-teens.
Nasdaq Listing Rules
Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rules 5635(c) and (d).
Pursuant to Listing Rule 5635(c), stockholder approval is required prior to the issuance of securities when any equity compensation arrangement is made pursuant to which stock may be acquired by officers, directors, employees or consultants, subject to certain limited exceptions.
Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. As of January 27, 2020, the date of entry into the MTTR termination agreement and consulting agreements, 7,244,739 represented approximately 18.9% of our pre-transaction outstanding common stock (and approximately 18.2% of our pre-transaction outstanding voting power).
To comply with Listing Rules 5635(c) and (d), the issuance of common stock to the MTTR principals, including Messrs. Dagnon and Evanson, is contingent upon stockholder approval of this Proposal 4.
Consequences of Not Obtaining Stockholder Approval
If stockholders do not vote in favor of the MTTR Principal Share Issuance Proposal, we will not be able to issue the shares of our common stock to the MTTR principals. Stockholder approval is a condition to effectiveness of both the termination and release agreement. Without stockholder approval, the consulting agreements will not be effective, and our relationship with MTTR will continue to be governed by the terms of our February 2018 strategic partnership agreement, as amended from time to time, which includes the obligation to pay MTTR a tiered percentage of net profits from sales of ONS-5010 ranging in the low- to mid-teens, and higher monthly consulting fees.
Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter at the annual meeting will be required to approve the MTTR Principal Share Issuance Proposal.
The Board of Directors Recommends
a Vote “For” Proposal 4.

PROPOSAL 5
APPROVAL OF THE SENIOR SECURED NOTES CONVERSION SHARE ISSUANCE PROPOSAL
We are seeking stockholder approval, as required by Nasdaq Listing Rule 5635(d), of the issuance of shares of common stock upon conversion of our senior secured convertible notes issued December 22, 2019, as amended January 29, 2020, in accordance with their terms.
Background
On December 20, 2019, we entered into an exchange agreement with the holders of our approximately $7.3 million outstanding aggregate principal amount and accrued interest of senior secured notes, which were originally issued pursuant to the certain Note and Warrant Purchase Agreement dated December 22, 2017, as amended on April 13, 2017, November 5, 2018, and June 28, 2019, and were scheduled to mature on December 22, 2019. Pursuant to the exchange agreement, the holders of the old senior notes exchanged the entire outstanding principal and accrued interest for new senior secured notes having an aggregate outstanding original principal amount of  $7.6 million, which included an aggregate exchange fee of approximately $0.3 million. Such exchange was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof.
The new senior notes, bear interest at a rate of 12.0% per annum and will mature December 31, 2020 (subject to extension to June 30, 2021 at our option upon payment of an extension fee equal to 3% of the outstanding balance and being in compliance with applicable Nasdaq listing requirements), and are secured by a security interest on all of our assets.
The new senior notes also provide that they are convertible, at the option of the holder, from time to time beginning April 1, 2020, into shares of our common stock, at a conversion price equal to 90% of the two lowest closing bid prices in the 20 trading days immediately preceding such conversion, subject to a floor price of  $0.232 (which is 20% of the “Minimum Price” on December 20, 2019 under applicable Nasdaq rules). If the conversion price does not exceed the floor price for 20 consecutive trading days, we are required to make a cash redemption equal to $350,000, but not more than once per calendar month, and no trading day where the conversion price is below the floor price will be counted in more than one twenty consecutive trading day period. Conversions are also subject to a beneficial ownership cap, and compliance with applicable Nasdaq rules requiring stockholder approval prior to the issuance of more than 19.99% of our outstanding shares at a price per share lower than the “Minimum Price.” We agreed to seek the stockholder approval, which is the subject of this Proposal No. 5, no later than June 30, 2020.
Nasdaq Listing Rules
Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).
Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. Because the conversion price is based on a discount to the average of the two lowest trading prices in the trailing 20 days, it could result in the issuance of shares of our common stock at a price per share that is less than the Minimum Price, which shares could exceed 6,017,646 shares (or 19.99% of our pre-transaction outstanding common stock or voting power on December 20, 2019). Assuming conversion in full at the floor price of  $0.232 shares, it could result in the issuance of an aggregate of 33,120,004 shares of our common stock (assuming no prior conversions or cash redemptions).
Accordingly, to comply with Listing Rule 5635(d) and our undertakings in the exchange agreement, we are seeking stockholder approval of the issuance of shares of our common stock upon conversion of the new senior notes pursuant to the formula set forth therein, as amended.
Consequences of Not Obtaining Stockholder Approval
If stockholders do not vote in favor of the senior secured note share issuance proposal, we could be required to repay such senior notes in cash at maturity.

Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter at the annual meeting will be required to approve the senior secured note share issuance proposal.
The Board of Directors Recommends
a Vote “For” Proposal 5.

PROPOSAL 6
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. KPMG LLP has audited our financial statements since October 2015. Representatives of KPMG LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to our company for the fiscal years ended September 30, 2019 and 2018 by KPMG LLP, our principal accountant.
	Fiscal Year Ended
	2019	2018
Audit Fees	$300,000	$350,000
Audit-related Fees	130,000	32,500
Tax Fees	80,809	139,986
Total Fees	$510,809	$522,486
Audit Fees.   This category consists of the annual audit of our consolidated financial statements and the interim reviews of the quarterly consolidated financial statements.
Audit-Related Fees.   This category consists of fees related to services rendered in connection with registration statements, including a comfort letter and consents.
Tax Fees.   This category includes all fees associated with tax compliance, tax advice and tax planning work.
All Other Fees.   None.
Pre-Approval Policies and Procedures
Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent auditors, and pre-approve all audit services and all non-audit services of independent auditors permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of independent auditors to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. The Audit Committee has approved all audit and audit-related work covered by the audit fees, audit-related fees, and tax fees.

Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter at the annual meeting will be required to ratify the selection of KPMG LLP.
The Board of Directors Recommends
a Vote “For” Proposal 6.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common stock as of January 31, 2020, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Beneficial ownership determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 43,088,776 shares of common stock and 68,112 shares of voting Series A-1 Preferred outstanding as of January 31, 2020. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Shares of common stock issuable upon vesting, exercise or conversion of outstanding equity awards or preferred stock that are exercisable, subject to vesting or convertible within 60 days after January 31, 2020 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
As otherwise noted below, the address for persons listed in the table is c/o Outlook Therapeutics, Inc., 7 Clarke Drive, Cranbury, New Jersey 08512.
	Common Stock		Series A-1 Preferred
Name of Beneficial Owner	Number of Shares Beneficially Owned	%	Number of Shares Beneficially Owned	%	% of Total Voting Power
Five Percent Stockholders (other than directors and officers):
BioLexis Pte. Ltd.(1)	22,893,615	51.6%	68,112	100.0%	51.6%
Named Executive Officers and Directors:
Lawrence A. Kenyon, Director, Chief Executive Officer, Chief Financial Officer, Treasurer and Corporate Secretary(2)	49,551	*	—	—	†
Ralph H. “Randy” Thurman, Executive Chairman(3)	183,415	*	—	—	†
Yezan Haddadin, Director(4)	42,081	*	—	—	—
Kurt J. Hilzinger, Director(5)	82,785	*	—	—	†
Faisal G. Sukhtian, Director(6)	43,386	*	—	—	—
Kenneth Bahrt, M.D. former Chief Medical Officer(7)	5,110	*	—	—	†
Stephen McAndrew, Ph.D. former SVP Business Strategy & Development	—	*	—	—	†
Jeff Evanson, Chief Commercial Officer	—	*	—	—	—
Terry Dagnon, Chief Operating Officer	—	*	—	—	—
All executive officers and directors as a group (7 persons)	401,218	*	—	—	†

*
Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

†
Represents voting power of less than one percent (1%) of the outstanding common stock.

(1)
Includes 1,287,178 shares of common stock issuable upon conversion of 68,112 shares of Series A-1 Preferred, all of which are held directly by BioLexis Pte. Ltd. (formerly known as GMS Tenshi Private Limited Holdings Pte. Limited), or BioLexis. Tenshi Life Sciences Private Limited, or Tenshi, a private investment vehicle controlled by Arun Kumar Pillai, or Kumar, and GMS Pharma (Singapore) Pte. Limited, or GMS Pharma, a private investment company and wholly-owned subsidiary of GMS Holdings, a private investment company, or GMS Holdings, are the 50:50 beneficial owners of BioLexis, in which each of Tenshi and GMS Pharma owns 50% of the outstanding voting shares. Kumar, a natural person, is the holder of a controlling interest in Tenshi. Ghiath M. Sukhtian, or Sukhtian, a natural person, is the holder of a controlling interest in GMS Holdings, which is the holder of a controlling interest in GMS Pharma. The principal office address of Kumar is #30, “Galaxy”, 1st Main, J.P. Nagar, 3rd Phase, Bangalore, India 560078. The principal office address of Sukhtian is Zahran Street, 7th Circle Zahran Plaza Building, 4th Floor P.O. Box 142904, Amman, Jordan 11844.

(2)
Includes 8,926 shares and 40,625 vested options held by Mr. Kenyon.

(3)
Represents 1,875 shares and 181,540 vested options held by Mr. Thurman.

(4)
Represents vested options held directly by Mr. Haddadin.

(5)
Includes 23,107 shares and 59,678 vested options held directly by Mr. Hilzinger.

(6)
Represents vested options held directly by Mr. Sukhtian.

(7)
Includes warrants to acquire 125 shares held directly by Dr. Bahrt.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.
To our knowledge, based solely on a review of Form 3, Form 4 and Form 5 (including amendments) filed electronically with the SEC and written representations made to us that no other reports were required, during the fiscal year ended September 30, 2019, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners of our capital stock were complied with except that, Mr. Kenyon, our President, Chief Executive Officer and Chief Financial Officer, failed to timely file one Form 4 during our fiscal year ended September 30, 2019 to report the number of shares required to be sold to cover the tax withholding obligation in connection with the settlement of vested restricted stock units, or RSUs. This sale was mandated by an election under our equity incentive plans to require Mr. Kenyon to fund his tax withholding obligation by completing a “sell to cover” transaction with a brokerage firm designated by us and was reported on Form 4 filed on September 23, 2019.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of January 31, 2020. Biographical information for Lawrence A. Kenyon, is included in Proposal No. 1.
Name	Age	Position(s)
Lawrence A. Kenyon	54	Director, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Corporate Secretary
Terry Dagnon	58	Chief Operating Officer
Jeff Evanson	51	Chief Commercial Officer
Terry Dagnon.   Mr. Dagnon has served as our Chief Operating Officer since November 2018. From March 2015 through November 2018, Mr. Dagnon was Senior Vice President of Operations at Dohmen Life Science Services, and from March 2014 to March 2015 acted as its Vice President, Regulatory Affairs. From April 2013 through March 2014, Mr. Dagnon provided consulting services through a proprietary company, and prior thereto, held various positions at Alcon, a Novartis Company, where he last served Head of Regulatory Affairs, North America, from October 2012 through April 2013, and prior thereto served a variety of roles with increasing responsibility in regulatory affairs from December 1999 through October 2012. Prior to a career in the life sciences industry, Mr. Dagnon served 11 years on active duty with the United States Army and was a SFC/E-7 Special Forces Green Beret 18D Senior Non-Commissioned Officer. Mr. Dagnon received his Master of Science Regulatory Affairs from San Diego State University, and a B.S. in Health Care Administration from Wayland Baptist University. Mr. Dagnon has an ownership interest in our strategic alliance partner, MTTR.
Jeff Evanson.   Mr. Evanson has served as our Chief Commercial Officer since November 2018. Mr. Evanson has led Scott Three Consulting, LLC as Founder and President since April of 2018, and from September 2014 through April 2018, served as a Managing Director in the Life Science Practice of Navigant. Prior to joining Navigant, Mr. Evanson was the Vice President and Global Commercial Head of the Pharmaceutical Franchise at Alcon, a Novartis Company from April 2010 to September 2014. Mr. Evanson serves on the board of directors of Children’s HeartLink and was formerly a two-term board member of Gillette Children’s Hospital in St. Paul, Minnesota, from 2008 to 2014. Mr. Evanson received his M.B.A. from the University of Minnesota, and a B.A. in Chemistry from the University of St. Thomas in St. Paul Minnesota. Mr. Evanson has an ownership interest in our strategic alliance partner, MTTR.

EXECUTIVE COMPENSATION
For the year ended September 30, 2019, our named executive officers are:
•
Lawrence A. Kenyon, our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Corporate Secretary and Director;

•
Kenneth M. Bahrt, M.D., our former Chief Medical Officer;

•
Stephen J. McAndrew, Ph.D., our former Senior Vice President, Business Strategy & Development;

•
Terry Dagnon, our Chief Operating Officer; and

•
Jeff Evanson, our Chief Commercial Officer.

We refer to these executive officers herein as our named executive officers.
Summary Compensation Table
The following table sets forth the information as to compensation awarded to, paid to or earned by our named executive officers. We did not pay any non-equity incentive plan compensation or have any non-qualified deferred compensation earnings and have omitted those columns from the table.
Summary Compensation Table for Fiscal 2019
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Other Compensation ($)(3)	Total ($)
Lawrence A. Kenyon(4) Director, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Corporate Secretary	2019	425,000	—	1,419,880	19,021	1,863,901
	2018	371,635	—	326,192	18,305	716,132
Kenneth M. Bahrt, M.D.(5) Former Chief Medical Officer	2019	240,000	—	911,427	473,823	1,625,250
	2018	400,000	—	—	29,082	429,082
Terry Dagnon(6) Chief Operating Officer	2019	—	—	—	—	—
	2018	—	—	—	—	—
Jeff Evanson(6) Chief Commercial Officer	2019	—	—	—	—	—
	2018	—	—	—	—	—
Stephen J. McAndrew, Ph.D.(7) Former Senior Vice President, Business Strategy & Development	2019	34,615		135,838	244,095	414,548
	2018	300,000	—	14,060	12,011	326,071

(1)
Discretionary bonus amounts for fiscal year ended September 30, 2019 have not yet been determined.

(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted computed in accordance with ASC 718, for stock-based compensation transactions. These amounts do not reflect the actual economic value that would be realized by the named executive officer upon the exercise of the stock options. For a discussion of the assumptions used in determining the fair value of stock option awards in the above table and other additional information on the stock options granted, see Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 19, 2019.

(3)
Amounts in this column reflect the payment of term life and disability insurance premiums, along with 401(k) matching contributions. All of these benefits are provided to the named executive officers on the same terms as provided to all of our regular full-time employees. In addition, the amounts include severance payments under separation and release agreements with our separated named executive officers.

(4)
Mr. Kenyon was appointed Interim Chief Executive Officer in June 2018 and later appointed Director, Chief Executive Officer and President in August 2018. Salary reflects Mr. Kenyon’s salary adjustment approved in August 2018, which was retroactive to June 2018 when he began acting as Interim Chief Executive Officer.

(5)
Dr. Bahrt was terminated as Chief Medical Officer in April 2019 when we eliminated his position. All other compensation for fiscal 2019 includes benefits to which Dr. Bahrt became entitled under his separation and release agreement effective April 23, 2019 which comprised of  (i) $400,000 of his base salary and (ii) $26,885 of projected COBRA coverage costs for himself and his eligible dependents for which he is entitled to reimbursement for up to a 12-month period beginning May 1, 2019.

(6)
Messrs. Dagnon and Evanson were appointed as executive officers in November 2018 but are compensated under our arrangement with MTTR. We do not pay any compensation directly to Messrs. Dagnon and Evanson. MTTR earned an aggregate $1,744,933 in the year ended September 30, 2019. Messrs. Dagnon and Evanson have ownership interests in MTTR. See “Transactions with Related Persons — Certain Related-Person Transactions — Transactions MTTR LLC” for additional information regarding our arrangement with MTTR.

(7)
Dr. McAndrew was terminated as Senior Vice President, Business Strategy & Development in November 2018 when we eliminated his position. All other compensation for fiscal 2019 includes benefits to which Dr. McAndrew became entitled under his separation and release agreement effective November 9, 2018, which includes $225,000 of his base salary and $19,095 of vacation pay, term life and disability insurance premiums.

Agreements with our Named Executive Officers
Below are written descriptions of our employment arrangements with our named executive officers. During fiscal 2019, we did not have separate compensation arrangements with Messrs. Dagnon and Evanson as they were providing services to our company under our former agreement with MTTR. In January 2020, in connection with the termination of the MTTR agreement, we entered into consulting agreements with each of the four principals of MTTR, including Messrs. Dagnon and Evanson (and the issuance of shares to each of them is the subject of Proposal No. 4). See “Transactions with Related Persons — Certain Related-Person Transactions — Transactions MTTR LLC” for more information regarding our MTTR agreement and the new consulting agreements.
Mr. Kenyon.   In February 2016, we entered into a new employment agreement with Mr. Kenyon that took effect in connection with our initial public offering, or IPO. Under Mr. Kenyon’s February 2016 employment agreement, Mr. Kenyon was entitled to an annual base salary and was eligible to receive an annual performance bonus as determined by our board of directors. These amounts were initially $350,000 and 40%, however, in connection with his August 2018 appointment as our Chief Executive Officer and President, our Compensation Committee increased his base salary to $425,000 and set his annual performance bonus at up to 50% of his base salary as determined by our board, with such increases having retroactive effect to June 18, 2018 when he was appointed Interim Chief Executive Officer. Mr. Kenyon was also granted stock options to acquire 500,000 shares of our common stock under our 2015 Equity Incentive Plan, or the 2015 Plan, which options are non-qualified stock options that vest annually over four years, and may be accelerated in the event of a “change in control” (as defined in the 2015 Plan) and achievement of a pre-defined objective.
In October 2018, following review of Mr. Kenyon’s severance and change in control benefits, which were not modified in August 2018, the Compensation Committee recommended, and our board of directors approved, the amendment of Mr. Kenyon’s executive employment agreement to reflect the prior compensation determinations regarding his salary, target bonus and equity incentives, as well as reflect certain modifications to his severance and change in control benefits.
Mr. Kenyon is currently employed by and performing services for us on a full-time basis. His employment agreement does not have a specified term and his employment may be terminated by us or by Mr. Kenyon at any time, with or without cause. Mr. Kenyon is additionally entitled to certain severance and change in control benefits pursuant to his employment agreement, the terms of which are described below under “—  Potential Payments upon Termination or Change of Control.”

Dr. Bahrt.   In February 2016, we entered into a new employment agreement with Dr. Bahrt that took effect in connection with our IPO. Under Dr. Bahrt’s new employment agreement, Dr. Bahrt was entitled to an initial annual base salary of  $400,000 and was eligible to receive an annual performance bonus of up to 40% of his annual base salary as determined by our board of directors. Dr. Bahrt was employed by and performing services for us on a full-time basis through April 2019, when we eliminated his position. His employment agreement did not have a specified term and his employment could have been terminated by us or by Dr. Bahrt at any time, with or without cause. Dr. Bahrt was also entitled to certain severance and change in control benefits pursuant to his employment agreement, the terms of which are described below under “— Potential Payments upon Termination or Change of Control.” In connection with the elimination of Dr. Bahrt’s position as Chief Medical Officer in April 2019, we entered into a separation and release agreement in April 2019. The terms of his separation and release agreement are described below under “— Potential Payments upon Termination or Change of Control.”
Dr. McAndrew.   In February 2016, we entered into a new employment agreement with Dr. McAndrew that took effect in connection with our IPO. Under Dr. McAndrew’s new employment agreement, Dr. McAndrew was entitled to an initial annual base salary of $300,000, was eligible to receive an annual performance bonus of up to 40% of his annual base salary as determined by our board of directors. Dr. McAndrew was employed by and performing services for us on a full-time basis through November 2018, when we eliminated his position in connection with our change in focus to ophthalmic indications. His employment agreement did not have a specified term and his employment could have been terminated by us or by Dr. McAndrew at any time, with or without cause. Dr. McAndrew was also entitled to certain severance and change in control benefits pursuant to his employment agreement, the terms of which are described below under “—  Potential Payments upon Termination or Change of Control.” In connection with the elimination of Dr. McAndrew’s position as Senior Vice President, Business Strategy & Development in November 2018, we entered into a separation and release agreement in November 2018. The terms of his separation and release agreement are described below under “—  Potential Payments upon Termination or Change of Control.”
Potential Payments Upon Termination or Change of Control
Regardless of the manner in which a named executive officer’s service terminates (other than Messrs. Dagnon and Evanson), the named executive officer is generally entitled to receive amounts earned during his or her term of service, including salary and unused vacation pay. In fiscal 2019, we did not provide for any additional severance or change of control benefits to Messrs. Dagnon and Evanson, who received compensation directly from MTTR for the services provided to our company. The MTTR Agreement provided MTTR certain rights in the event of a Change of Control as defined in such agreement. See “Transactions with Related Persons — Certain Related-Person Transactions — Transactions MTTR LLC” for more information regarding such rights. In January 2020, we entered into consulting agreements directly with each of Messrs. Dagnon and Evanson in connection with termination of the MTTR Agreement. The provisions of such consulting agreements are described below.
Mr. Kenyon.   Pursuant to Mr. Kenyon’s current executive employment agreement, as amended, if he is terminated without cause or if he resigns for good reason, subject to his execution of a separation agreement with an effective release of claims in favor of us and continued compliance with certain restrictive covenants set forth in such employment agreement and the PIIA, he is entitled to continued payment of his base salary for 12 months following the termination, 100% of his target bonus for the calendar year of termination paid in a lump sum, employee benefit coverage for up to 12 months, full vesting of 50% of his then unvested equity awards, and reimbursement of expenses owed to him through the date of his termination.
Pursuant to his current executive employment agreement, if Mr. Kenyon’s employment is terminated by us or any successor entity (provided such successor entity either assumes Mr. Kenyon’s equity awards or substitutes similar equity awards) without cause or if he resigns for good reason within two months prior to or within 12 months following a change in control (as defined in the 2015 Plan), subject to his execution of a separation agreement with an effective release of claims in favor of us and continued compliance with certain restrictive covenants set forth in such employment agreement and the PIIA, he is entitled to continued payment of his base salary for 18 months, 150% of his annual target bonus for the calendar year of termination paid in a lump sum, employee benefit coverage for up to 18 months, and reimbursement of expenses owed to him through the date of his termination. Additionally, 100% of his then unvested equity awards shall become fully vested.
Dr. Bahrt.   We eliminated Dr. Bahrt’s position in April 2019 in connection with our change in focus to ophthalmic indications. In connection therewith, he entered into a separation and release agreement, effective on April 23, 2019, providing for, as severance, his current base salary for the equivalent of 12 months, or a total of  $400,000. Dr. Bahrt will receive 12 months of COBRA reimbursement, and full vesting of 50% of his then unvested equity awards, and reimbursement of expenses owed to him through the date of his termination. He also agreed to non-solicit and non-compete covenants, as well as executed a general release of claims in connection therewith.
Dr. McAndrew.   We eliminated Dr. McAndrew’s position in November 2018 in connection with our change in focus to ophthalmic indications. In connection therewith, he entered into a separation and release agreement, effective on November 9, 2018, providing for, as severance, his current base salary for the equivalent of nine months, or a total of  $225,000. Dr. McAndrew will receive nine months of COBRA reimbursement. He also agreed to non-solicit and non-compete covenants, as well as executed a general release of claims in connection therewith.
For purposes of Mr. Kenyon’s, Dr. Bahrt’s and Dr. McAndrews’ employment agreements:
•
“cause” generally means, (i) a material breach of any covenant or condition under the employment agreement or any other agreement between us and the named executive; (ii) any act constituting dishonesty, fraud, immoral or disreputable conduct; (iii) any conduct which constitutes a felony under applicable law; (iv) material violation of any of our policies or any act of misconduct; (v) refusal to follow or implement a clear and reasonable directive from us; (vi) negligence or incompetence in the performance of the named executive’s duties or failure to perform such duties in a manner satisfactory to us after the expiration of 10 days without cure after written notice of such failure; or (vii) breach of fiduciary duty.

•
“good reason” means the occurrence, without the named executive’s consent, of any of the following events: (i) a material reduction in the named executive’s base salary under the employment agreement of at least 25%; (ii) a material breach of the employment agreement by us; (iii) a material reduction in the named executive’s duties, authority and responsibilities relative to his or her duties, authority, and responsibilities in effect immediately prior to such reduction; or (iv) the relocation of the named executive’s principal place of employment in a manner that lengthens his or her one-way commute distance by 50 or more miles from his or her then-current principal place of employment immediately prior to such relocation; provided, however, that none of the events described in this sentence will constitute good reason unless and until (x) the named executive first notifies us in writing describing in reasonable detail the condition(s) that constitutes good reason within 30 days of its occurrence, (y) we fail to cure the condition(s) within 30 days after our receipt of written notice, and (z) the named executive voluntarily terminates his or her employment within 30 days after the end of 30-day cure period.

Mr. Dagnon and Mr. Evanson.   On January 27, 2020, we entered into consulting agreements with each of Mr. Dagnon and Evanson in connection with termination of the MTTR Agreement. These consulting agreements take effect upon approval of the share issuance that is the subject of Proposal No. 4. Pursuant to their respective consulting agreements, if either is terminated without cause or resigns for good reason, subject to execution of a separation agreement with an effective release of claims in favor of us and continued compliance with certain restrictive covenants set forth in his consulting agreement, each is entitled to six months of his monthly fee, and the repurchase right will lapse as to 100% of the shares issued pursuant to his consulting agreement. The repurchase right also lapses as to 100% of the shares in the event of a disability, or a “change of control” as defined in their agreements.
For purposes of Mr. Dagnon and Mr. Evanson’s consulting agreements:
•
“cause” generally means (a) a material breach that consultant fails to remedy within 30 days after notice thereof; (b) a material violation of our applicable written policies, that consultant fails to remedy within 30 days after notice thereof; (c) any conviction (that is not appealed within the time period allowed for any such appeal or is unappealable) of, or plea of  “guilty” or “no contest” to, (1) a felony under the laws of the United States or any State thereof for activities conducted in the performance of services or (2) an illegal act involving moral turpitude, dishonesty or fraud that would be reasonably expected to result in material injury or reputational harm to us, (d) a material act of gross negligence or willful misconduct in the performance of the services that, if curable, consultant fails to cure within 30 days after receiving notice specifying the act, or (e) continuing material failure to perform the services after receiving written notification of such failure and consultant fails to remedy such condition within 30 days after receiving such written notification; (f) a material failure to comply with a bona fide governmental investigation of our company after being instructed by the Board to so comply, provided that in each case under subclause (a), (b), (d), (e) and (f), if consultant disputes the occurrence of such condition, the arbitrator has determined that such condition has occurred.
•
“good reason” generally means (a) a material breach by us that remains uncured following 30 days after notice thereof and, if we dispute the material breach, the arbitrator has determined that we were in material breach, (b) a change of control of Company, (c) notification or public disclosure that we have terminated or intend to terminate the ONS-5010 development program or (d) a period of five years after effectiveness of the agreement has lapsed.

•
“change of control” generally means (a) the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of our voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of our outstanding voting securities (or the surviving entity), (b) a merger, reorganization or consolidation involving our company in which our voting securities outstanding immediately prior thereto cease to represent at least 50% of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation, or (c) the sale of all or substantially all our assets or business that pertain to ONS-5010.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of September 30, 2019.
		Option awards(1)
Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Lawrence A. Kenyon	8/1/2018	15,625	46,875(2)	—	6.88	8/1/2028
	2/19/2019	—	100,000(3)	—	10.56	2/19/2029
	9/12/2019	—	450,000(4)	—	1.75	9/12/2029

(1)
The outstanding equity awards as of September 30, 2019 are stock options that were granted under and subject to the terms of the 2015 Equity Incentive Plan, or the 2015 Plan. Except as otherwise indicated, each stock option is subject to vesting, subject to the executive’s continuous service with us through the vesting dates and the potential vesting acceleration of the time-based vesting conditions upon a change in control and certain terminations of employment.

(2)
The shares underlying the option vests in four equal installments of which 25% vested on August 1, 2019. The option shall be vested in full on August 1, 2022, subject to Mr. Kenyon providing continuous service on each such date. Vesting may be accelerated in the event of  (a) a change in control as defined in the 2015 Plan and (b) the achievement of certain predefined corporate objectives, in each case subject to Mr. Kenyon providing continuous service through such event.
(3)
The shares underlying the option shall vest in four equal installments beginning on February 19, 2020 such that the option shall be vested in full on February 19, 2023, subject to Mr. Kenyon providing continuous service on each such date. Vesting may be accelerated in the event of (a) a change in control as defined in the 2015 Plan and (b) the achievement of certain predefined corporate objectives, in each case subject to Mr. Kenyon providing continuous service through such event.

(4)
The shares underlying the option shall vest in four equal installments beginning on September 12, 2020 such that the option shall be vested in full on September 12, 2023, subject to Mr. Kenyon providing continuous service on each such date. Vesting may be accelerated in the event of (a) a change in control as defined in the 2015 Plan and (b) the achievement of certain predefined corporate objectives, in each case subject to Mr. Kenyon providing continuous service through such event.

Director Compensation
The following table sets forth information concerning the compensation earned for service on our board of directors during the year ended September 30, 2019. Mr. Kenyon’s compensation as an executive officer is set forth under “Executive Compensation  —  Summary Compensation Table.” Mr. Kenyon did not receive any additional compensation for service as a director. None of our directors earned any compensation other than cash fees or stock option awards under the 2015 Plan during the fiscal year ended September 30, 2019, accordingly, we have omitted all other columns from the table below.
Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Randy Thurman(3)	—	348,000	—	348,000
Kurt Hilzinger	—	125,000	—	125,000
Yezan Haddadin(4)	—	—	—	—
Faisal G. Sukhtian(4)	—	—	—	—
Joe Thomas(4)(5)	—	—	—	—
Pankaj Mohan, Ph.D.(6)	—	70,000	—	70,000
Joerg Windisch, Ph.D.(7)	—	80,000	—	80,000

(1)
Represents the annual cash fees pursuant to our non-employee director compensation policy, which took effect in connection with the IPO.

(2)
See discussion of Option Awards in Lieu of Cash Fees below. Reflects the aggregate grant date fair value of the stock option awards granted computed in accordance with ASC 718, for stock-based compensation transactions. These amounts do not reflect the actual economic value that would be realized by the director upon exercise of the stock options. For a discussion of the assumptions used in determining the fair value of awards of stock options in the above table and other additional information on stock options granted, see Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 19, 2019

(3)
Mr. Thurman was appointed Executive Chairman of our board of directors in June 2018.

(4)
Messrs. Haddadin, Sukhtian and Thomas waived their right to cash and equity compensation for their services as directors of our company and did not receive any fees during the fiscal year ended September 30, 2019.

(5)
Mr. Thomas joined our board of directors in September 2017 and resigned from our board of directors and the Audit Committee in December 2019.

(6)
Dr. Mohan’s term as a Class III director ended upon our 2019 annual meeting of stockholders.

(7)
Dr. Windisch joined our board of directors and the Compensation Committee in March 2018 and resigned from our board of directors and the Compensation Committee in July 2019.

Option Awards in lieu of Cash Fees
In November 2018, to reduce cash expenses, the Compensation Committee of our board of directors suspended cash payments under our non-employee director compensation policy described below and authorized a one-time equity grant of immediately vested options equal in value to two-years of cash fees. Accordingly, effective November 9, 2018, all non-employee directors who did not previously waive their cash fees received the equity grants listed below. Messrs. Haddadin, Sukhtian and Thomas had previously waived their right to cash and equity compensation for their services as directors of our company the fiscal year ended September 30, 2019 and thus did not receive a one-time equity grant.
	Option awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Grant date fair value ($)(1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Randy Thurman	11/09/2018	70,940	348,000	—	—	7.12	11/09/2028
Kurt Hilzinger	11/09/2018	25,481	125,000	—	—	7.12	11/09/2028
Joerg Windisch, Ph.D.(2)	11/09/2018	16,308	80,000	—	—	7.12	11/09/2028
Pankaj Mohan, Ph.D.(3)	11/09/2018	14,269	70,000	—	—	7.12	11/09/2028

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted computed in accordance with ASC 718, for stock-based compensation transactions. These amounts do not reflect the actual economic value that would be realized by the named executive officer upon the exercise of the stock options. For a discussion of the assumptions used in determining the fair value of stock option awards in the above table and other additional information on the stock options granted, see Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 19, 2019.

(2)
Dr. Windisch resigned from our board of directors effective July 18, 2019.

(3)
Dr. Mohan’s term as a Class III director ended upon our 2019 annual meeting of stockholders.

Non-Employee Director Compensation Policy
We adopted a non-employee director compensation policy pursuant to which our non-employee directors are eligible to receive compensation for service on our board of directors and committees of our board of directors, which took effect in connection with our IPO and was in effect for the fiscal year ended September 30, 2019.
Equity Compensation
Initial Grant
Under the non-employee director compensation policy, which was in effect for the fiscal year ended September 30, 2019, each new non-employee director who joined our board of directors was granted a non-statutory stock option to purchase 3,125 shares of common stock under the 2015 Plan, which options vested annually over three years from the grant date, subject to continued service as a director through the applicable vesting date. Messrs. Haddadin, Sukhtian and Thomas waived their initial equity grants. In addition, in connection with his appointment as Executive Chairman, Mr. Thurman received a one-time grant of a non-statutory stock option to purchase 12,500 shares of common stock under the 2015 Plan, which vests annually in three equal installments.
Annual Grant
Under the non-employee director compensation policy, which was in effect for the fiscal year ended September 30, 2019, on the date of each annual meeting of our stockholders, each current non-employee director was granted an annual non-statutory stock option to purchase 1,875 shares of common stock under the 2015 Plan, which options vested on the first anniversary of the grant date, subject to continued service as a director though the applicable vesting date. All non-employee directors waived the automatic grants that they would have received on the date of our 2019 annual meeting of stockholders.
Cash Compensation
Under the non-employee director compensation policy in effect for the fiscal year ended September 30, 2019, each non-employee director received an annual cash retainer of  $35,000 for serving on our board of directors. The chairperson of our board of directors received an additional annual cash retainer of  $30,000. In the event that the chairperson is an employee and the board of directors appoints a Lead Independent Director, that person will receive the additional annual cash retainer otherwise payable to the chairperson. In addition, as Executive Chairman, Mr. Thurman is entitled to an annual retainer of  $120,000 payable in equal monthly installments.
The chairperson and members of the three principal standing committees of our board of directors were generally entitled to the following annual cash retainers under our non-employee director compensation policy that was in effect for the fiscal year ended September 30, 2019:
Board Committee	Chairperson Fee	Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	8,000	4,000
All annual cash compensation amounts were payable in equal quarterly installments in arrears, on the last day of each fiscal quarter for which the service occurred, pro-rated based on the days served in the applicable fiscal quarter. As discussed above under “— Option Awards in lieu of Cash Fees,” these cash fees were suspended and all non-employee directors who had not previously waived fees received a one-time equity grant in lieu of cash fees.
Amended and Restated Non-Employee Director Compensation Policy
In September 2019, our board of directors approved a new non-employee director compensation policy that took effect on October 1, 2019, the first day of our fiscal year. The terms of our new non-employee director compensation program are as follows:
Equity Compensation
Under the amended and restated non-employee director compensation policy, each new non-employee director who joins our board of directors will be granted a non-statutory stock option to purchase 25,000 shares of common stock under the 2015 Plan, which option vests annually over three years from the grant date, subject to continued service as a director through the applicable vesting date, provided however, that all unvested shares subject to such stock options will accelerate and vest in full upon a change in control, subject to continued service as a director immediately prior to the change in control.
Under the amended and restated non-employee director compensation policy, on the date of each annual meeting of our stockholders, each current non-employee director is granted an annual non-statutory stock option to purchase 15,000 shares of common stock under the 2015 Plan, which option vests on the first anniversary of the grant date, subject to continued service as a director though the applicable vesting date, provided however, that all unvested shares subject to such stock options will accelerate and vest in full upon a change in control, subject to continued service as a director immediately prior to the change in control.
Cash Compensation
Under the amended and restated non-employee director compensation policy, each non-employee director will be eligible to receive an annual cash retainer of  $40,000 for serving on our board of directors. The chairperson of our board of directors is eligible to receive an additional annual cash retainer of  $30,000. In the event that the chairperson is an employee and the board of directors appoints a Lead Independent Director, that person will receive the additional annual cash retainer otherwise payable to the chairperson. In addition, as Executive Chairman, Mr. Thurman is eligible to receive to an annual retainer of  $120,000 payable in equal monthly installments.
The chairperson and members of the three principal standing committees of our board of directors are generally entitled to the following annual cash retainers under our amended and restated non-employee director compensation policy:
Board Committee	Chairperson Fee	Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	8,000	4,000
Executive Committee	—	30,000
All annual cash compensation amounts will be payable in equal quarterly installments in arrears, on the last day of each fiscal quarter for which the service occurred, pro-rated based on the days served in the applicable fiscal quarter. Each non-employee director may elect to receive all annual cash compensation the form of stock options granted pursuant to the 2015 Plan. This election must be made prior to the beginning for the applicable fiscal year, and each non-employee director must submit a new election for each fiscal year. If a non-employee director elects to receive compensation in the form of stock options, such stock options will automatically be granted on the third business day in October of such fiscal year. Any award will vest as follow: (i) 25% will vest on the last day of the first fiscal quarter during such fiscal year, and (ii) 25% will vest on the last day of each subsequent fiscal quarter during such fiscal year, provided the non-employee director is in service as a director on the first day of the fiscal quarter of the applicable scheduled vesting date.

TRANSACTIONS WITH RELATED PERSONS
Certain Related-Person Transactions
The following is a summary of transactions since October 1, 2016 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of  (x) $120,000 or (y) 1% of our total assets at September 30, 2019 or 2018, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the sections titled “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, former directors, executive officers and stockholders.
Financings
Loans and Guarantees
In October, November and December 2016, we issued an aggregate of  $1.85 million of unsecured promissory notes to various accredited investors. These notes had a stated interest rate of 15% per year, and a one-year maturity. Former directors, Messrs. Canute and Dyrness and one of our, at the time, significant stockholders, Sabby Healthcare Master Fund, Ltd., or Sabby, acquired such notes, which had an aggregate principal amount of  $350,000, $50,000 and $500,000, respectively. All of these notes were exchanged in our December 2016 financing described below.
On December 22, 2016, we entered into a Note and Warrant Purchase Agreement, or the Note Agreement, with the accredited investors named therein, which included former directors, Messrs. Canute and Dyrness, and Sabby and its affiliates, providing for the issuance and sale of up to $10.0 million of senior secured promissory notes, which bear interest at a rate of 5.0% per year and initially matured December 22, 2017 and warrants to acquire an aggregate 0.3 million shares of our common stock. The warrants initially had a five-year term and an exercise price of  $24.00 per share. We closed the initial sale and purchase of the notes and warrants on December 22, 2016, issuing $8.35 million aggregate principal amount of notes and warrants to acquire an aggregate 240,062 shares of our common stock in exchange for $6.5 million of cash and an aggregate of  $1.85 million of existing unsecured bridge notes issued in October, November and December 2016. These included the $900,000 aggregate principal amount of notes held by Messrs. Canute and Dyrness and Sabby. We closed the sale of the remaining $1.65 million of additional notes and warrants to acquire up to an additional 47,437 shares of our common stock in January 2017. Under the Note Agreement, we agreed to customary negative covenants restricting our ability to repay indebtedness to officers, pay dividends to stockholders, repay or incur other indebtedness other than as permitted, grant or suffer to exist a security interest in any of our assets, other than as permitted, or enter into any transactions with affiliates. In addition to the negative covenants in the Note Agreement, the notes include customary events of default. In connection with the closing of the initial sale of the notes and warrants, we entered into a Security Agreement and an Intellectual Property Security Agreement, each dated December 22, 2016, granting the holders of the notes a security interest in all of our assets.
On April 13, 2017, we entered into the First Amendment to the Note Agreement, or the First Amendment, with the required holders of our outstanding senior secured promissory notes named therein. The primary purpose of the First Amendment was to increase the amount of notes, which bear interest at a rate of 5% per annum and mature on December 22, 2017, from $10.0 million to $15.0 million, permit the issuance of additional warrants (which have a five-year term and an exercise price of  $24.00 per share) to acquire an aggregate 208,125 shares of its common stock in connection therewith. In connection with the First Amendment, we issued an additional $3.5 million in note principal and warrants to acquire an aggregate 145,625 shares of common stock. On May 31, 2017, we issued the remaining $1.5 million in note principal and warrants to acquire 62,437 shares of common stock.
In connection with the September 2017 private placement to BioLexis, described in more detail below, on September 11, 2017, we entered into a Note, Warrant and Registration Rights Amendment and Waiver, pursuant to which the senior secured noteholders agreed to, among other items, waive certain events of default that may be deemed to have occurred and waive past non-compliance with certain registration rights of the senior secured noteholders, as well as extend the maturity date of the senior secured notes to the later to occur of  (x) December 22, 2018 and (y) one year following the second closing under the BioLexis Purchase Agreement, as defined below.

In connection with the November 2018 private placement to BioLexis, we entered into a Second Note and Warrant Amendment and Waiver, or the Second Amendment, pursuant to which the senior secured noteholders agreed to, among other items, further extend the maturity date of the senior secured notes and provide that such notes may be converted into common stock at an initial conversion price of  $8.9539 per share (120% of the price per share paid by BioLexis in the private placement). Under this Second Amendment, the maturity date of such senior secured notes may be extended up to December 22, 2019 in exchange for us making several payments of principal and interest through August 31, 2019 and raising no less than $20.0 million of additional equity capital on or prior to June 30, 2019.
In November 2018, following the initial sale to BioLexis, we paid the holders an aggregate of approximately $2.2 million of principal and interest. We made the additional scheduled payments of an aggregate of  $3.7 million of principal and interest on these senior secured notes as follows: (i) approximately $1.2 million of principal and interest on December 7, 2018; (ii) approximately $1.0 million of interest on December 22, 2018; and (iii) approximately $1.5 million of principal and interest on February 15, 2019. Additionally, although we raised $20.0 million of additional equity capital on or prior to June 30, 2019, in June 2019, following the redemption of approximately $1.8 million of outstanding aggregate principal amount of senior notes, we entered into a Third Note and Warrant Amendment and Waiver, with the secured noteholders of the remaining $6.7 million outstanding aggregate principal amount, pursuant to which we amended the maturity date of the senior secured notes to December 22, 2019, and the scheduled payments of principal and interest on or prior to each of June 30, 2019 ($3.0 million), July 31, 2019 ($1.0 million) and August 31, 2019 ($1.0 million) were removed. We also increased the interest rate payable to 12.0% per annum from 5.0% per annum.
In addition, in November 2018, we and the then holders of the senior notes mutually agreed to reduce the exercise price of the warrants held by them to acquire an aggregate of 474,062 shares of our common stock to $12.00 per share, and extend the expiration of such warrants by three years.
We also agreed to take such steps as may be reasonably necessary to amend the exercise price to $12.00 and further extend the expiration date of our outstanding Series A warrants (Nasdaq: OTLKW) by three years. Such Series A warrants had an exercise price of  $52.80 per share and expire on the earlier to occur of  (a) the date that is 20 business days after the date on which the closing sales price of our common stock is greater than or equal to $58.00 per share and (b) February 18, 2019. In January 2019, we reduced the exercise price of these warrants from $52.80 to $12.00 and further extended the exercise period from February 18, 2019 to February 18, 2022.
In June 2019, we redeemed approximately $1.8 million outstanding aggregate principal amount and entered into a Third Note Amendment with the then holder of the remaining $6.7 million outstanding aggregate principal amount (an unaffiliated third party). Under the third amendment, we amended the maturity date to December 22, 2019, and removed the scheduled payments of principal and interest on or prior to each of June 30, 2019 ($3.0 million), July 31, 2019 ($1.0 million) and August 31, 2019 ($1.0 million), and also agreed to increase the interest rate payable to 12.0% per annum from 5.0% per annum. In December 2019 we exchanged these old notes for new senior secured notes having an aggregate principal balance of  $7.6 million, none of which are held by any related parties.
Employment and Other Compensation Arrangements, Equity Plan Awards
We have entered into employment agreements with certain of our executive officers in connection with their employment. For more information regarding the executives’ existing offer letters, see the section titled “Executive Compensation — Agreements with Our Named Executive Officers.”
We also have established certain equity plans, pursuant to which we grant equity awards to our employees and directors.
Mohan Consulting Agreement
Following Dr. Mohan’s resignation as Chairman of our board of directors and as our Chief Executive Officer, on July 2, 2018, we entered into a consulting agreement with Dr. Mohan. Under the agreement, Dr. Mohan agreed to a six-month consulting arrangement, pursuant to which he was paid at 50% of his base salary prior to his resignation and focused on the ONS-5010 development program. Such consulting arrangement terminated in January 2019 in accordance with its terms.

Sonnet Biotherapeutics, Inc.
In April 2015, we spun-off certain assets unrelated to our biosimilar business through a pro rata distribution to our stockholders. Accordingly, we entered into a contribution agreement with a newly-formed entity, Sonnet Biotherapeutics, Inc., or Sonnet, pursuant to which we contributed certain assets relating to our innovation business to Sonnet in exchange for these assets. We then immediately distributed all the issued and outstanding shares of Sonnet common stock to our stockholders on a pro rata basis, which stockholders included our executive officers, directors and holders of more than 5% of our outstanding capital stock. Accordingly, immediately following the distribution, the stockholders of Sonnet were identical to our stockholders as of April 6, 2015.
During the three months ended June 30, 2018, we negotiated a contract with Sonnet to provide contract development and manufacturing, or CDMO, services for a fee. The gross contract value was estimated to be approximately $5.14 million, if all milestones were met. Additionally, in order to provide services to Sonnet and other potential CDMO customers, in November 2017, we acquired additional laboratory and office equipment from Sonnet with a value of approximately $115,000 and during the nine months ended June 30, 2018, assumed leases of approximately $201,000 for equipment necessary for the then planned expansion of our company’s development and manufacturing facilities. Such leases were personally guaranteed by Dr. Mohan, our former Chairman and Chief Executive Officer and Class III director. We subsequently terminated the CDMO contract in 2019 in connection with the shift in focus to our ONS-5010 product candidate.
Dr. Mohan, our founder and former Class III director, and Mr. Griffith, our former director and Chief Financial Officer, are members of the board of directors of Sonnet. In addition, Dr. Mohan is CEO and Chairman.
BioLexis Pte. Ltd.
Private Placement — September 2017
In September 2017, we entered into a purchase agreement with BioLexis pursuant to which BioLexis agreed to purchase, in a private placement, 250,000 shares of our newly-created voting Series A Convertible Preferred Stock, or the Series A Convertible, for $25.0 million and warrants to acquire an aggregate 2,093,750 shares of our common stock. The Series A Convertible was initially convertible into 4,724,493 shares of our common stock. We completed the initial sale of 32,628 shares of Series A Convertible for $3.3 million in September 2017, and in October 2017, we consummated the sale of the remaining 217,372 shares of Series A Convertible for $21.7 million.
In connection with the September 2017 private placement to BioLexis, we entered into an investor rights agreement with BioLexis pursuant to which BioLexis received certain demand and piggyback registration rights with respect to the shares of our common stock issuable upon the conversion of the Series A Convertible and the warrants. Additionally, we agreed to appoint up to four new directors to be designated by BioLexis, such that BioLexis’ designees represent a majority of our board of directors. So long as BioLexis maintains beneficial ownership of at least 5% of our company’s outstanding common stock, it shall be entitled to nominate directors to our board of directors in proportion its ownership stake in our company. So long as BioLexis maintains beneficial ownership of at least 50% but less than or equal to 57% of our company, it shall be entitled to nominate a majority of the directors for election to our board of directors.
Also in connection with the September 2017 private placement to BioLexis, we entered into a joint development and licensing agreement with BioLexis providing for the development and commercialization of ONS-3010 and ONS-1045 biosimilar product candidates in emerging markets, but explicitly excluding major developed markets, such as the United States, Canada, Europe, Japan, Australia and New Zealand and smaller markets where we have existing licensing agreements, including Mexico, greater China and India. In exchange for granting BioLexis a perpetual, irrevocable, exclusive, sublicensable license in the agreed territory for research, development, manufacture, use or sale of ONS-3010 and ONS-1045 biosimilar product candidates, BioLexis made a signing payment of  $50,000, and an additional payment of  $2.45 million upon the initial sale of the Series A Convertible under the purchase agreement. We may receive up to an additional $2.5 million milestone payments under the agreement for each licensed product upon achievement of certain net profit thresholds. We agreed with BioLexis to share net profits based on sales of licensed products in the agreed territory, in proportions weighed in BioLexis’ favor, subject to adjustment as provided in the agreement. The agreement superseded and replaced a strategic licensing agreement dated July 25, 2017 by and between our company and BioLexis pursuant to which we received an aggregate $2.5 million in payments.
BioLexis received the following quarterly in-kind dividends on the Series A Convertible: 4,678 shares (December 31, 2017), 6,367 shares (March 31, 2018), 6,526 shares (July 18, 2018).
May 2018 Private Placement Offering
In May 2018, we entered into a purchase agreement with BioLexis pursuant to which BioLexis agreed to purchase, in a private placement, 1,594,345 shares of common stock and warrants to acquire an aggregate 2,564,102 shares of our common stock for $15.0 million in two tranches. We completed the sale of the first tranche of 797,172 shares of common stock and warrants to acquire an aggregate 1,282,051 shares of our common stock for $7.5 million in May 2018. In June 2018, we consummated the sale of the remaining 797,172 shares of common stock and warrants to acquire an aggregate 1,282,051 shares of our common stock for $7.5 million. We also amended the BioLexis investor rights agreement to clarify that the securities issued in this private placement had the same rights as shares issued in the initial September 2017 investment.
Conversion of Series A Convertible and Exchange for Series A-1 Preferred
In June 2018, BioLexis converted 208,836 shares of its Series A Convertible into 3,946,577 shares of common stock. In connection therewith, we reached an agreement in principle with BioLexis to exchange the remaining 52,209 shares of Series A Convertible held by BioLexis (along with accrued but unpaid dividends) for shares of our newly-created voting Series A-1 Preferred.
In July 2018, our board of directors declared a dividend-in-kind on the Series A Convertible, issuing BioLexis 6,526 additional shares of Series A Convertible. Thereafter, we entered into an exchange agreement with BioLexis pursuant to which we exchanged 58,735 shares of Series A Convertible held by BioLexis for 58,735 shares of newly created Series A-1 Preferred. The Series A-1 Preferred has the same conversion and dividend features as the Series A Convertible (10% per annum, compounded quarterly, payable quarterly at our option in cash or in kind in additional shares of Series A-1 Convertible), but reflects an increased redemption premium (110% to 550%) and increased liquidation preference (120% to 600%) that provides BioLexis with similar redemption premium and liquidation preference for its aggregate Series A Convertible holdings before the conversion. Accordingly, there are no longer any shares of Series A Convertible outstanding.
In connection with the exchange, we amended the BioLexis investor rights agreement to clarify that the shares of Series A-1 Preferred issued in the exchange had the same rights as shares issued in the initial September 2017 investment.
BioLexis has received the following quarterly in-kind dividends on the Series A-1 Preferred: 1,468 shares (September 30, 2018), 1,505 shares (December 31, 2018), 1,542 shares (March 31, 2019), 1,581 shares (June 30, 2019), 1,620 shares (September 30, 2019), and 1,661 shares (December 31, 2019).
On January 27, 2020, we entered into an agreement with BioLexis whereby we agreed to seek stockholder approval of the Certificate of Amendment of the Certificate of Designation of the Series A-1 Preferred, included as Appendix A hereto, as required by Delaware law, and the issuance of shares of our common stock pursuant to such amended terms, as required by applicable Nasdaq rules, and BioLexis agreed to promptly convert its shares of Series A-1 Preferred pursuant to such amended terms, and in any event, within five business days of stockholder approval thereof.
As proposed in the Certificate of Amendment of the Certificate of Designation of the Series A-1 Preferred, included as Appendix A hereto, the effective conversion rate will be increased from the current $18.89797 per share to $431.03447263 per share, which, if approved, would result in 29,358,621 shares issuable upon conversion of the 68,112 shares of Series A-1 Preferred outstanding (rather than 1,287,178)

(or an effective conversion rate of  $0.232 per share). The proposed terms also clarify that while the Series A-1 Preferred vote on an as-converted basis, they will use a conversion rate of  $111.982082867 per share, resulting in approximately 112 votes per share (or an effective rate of  $0.893 per share, the “Minimum Price” on January 27, 2020) in order to comply with applicable Nasdaq rules, an increase over the current approximately 19 votes per share.
November 2018 Private Placement Offering
In November 2018, we entered into a purchase agreement with BioLexis pursuant to which BioLexis agreed to purchase, in a private placement, up to $20.0 million of shares of common stock in four tranches, subject to customary closing conditions and meeting certain pre-agreed funding milestones. We completed the sale of the first tranche of 1,072,156 shares of common stock for $8.0 million in November 2018, and the second tranche of 536,078 shares of common stock for $4.0 million in December 2018. We agreed to close the remaining two tranches of  $4.0 million (or 536,078 shares each) in January 2019 and February 2019, subject, in each case, to customary closing conditions and achievement of certain funding milestones. We also amended the BioLexis investor rights agreement to clarify that the shares issued in this private placement had the same rights as shares issued in the initial September 2017 investment.
April 2019 Public Offering
In April 2019, we completed an underwritten public offering of an aggregate of 10,340,000 shares of our common stock, 15-month warrants to purchase an aggregate of 10,340,000 shares of our common stock, and 5-year warrants to purchase an aggregate of 10,340,000 shares of our common stock at a combined public offering price of  $2.75 per share and accompanying warrants. The 15-month and 5-year warrants have an exercise price of  $2.90 per share. BioLexis was allocated, and acquired from the underwriters, 3,636,364 shares of our common stock, 15-month warrants to acquire 3,636,364 shares of our common stock and 5-year warrants to acquire 3,636,364 shares of our common stock, for approximately $10.0 million.
In June 2019, we amended the terms of the 15-month warrants to remove the beneficial ownership limitations, and BioLexis cashless exercised such warrants pursuant to their terms, as amended, and received .60 of the underlying shares (or 2,181,818 shares of our common stock).
In December 2019, we amended the terms of all remaining outstanding warrants with the consent of the requisite warrantholders (including BioLexis) to reduce the per share exercise price of all of the outstanding warrants to $0.2320 per share, reduced the exercise period to 5:00 P.M., Eastern Time, on December 24, 2019, revised the terms to permit cashless exercise at any time, and provided that all warrants that were not exercised prior to the expiration of the amended exercise period would automatically be net exercised for shares of our common stock immediately prior to expiration based on the cashless exercise provisions included in such warrants (with provisions made for abeyance to comply with beneficial ownership limitations and a carve-out from such restrictions for BioLexis). BioLexis cashless exercised its remaining warrants (3,636,364 5-year warrants) pursuant to the amended terms and received 2,909,091 shares of our common stock.
Sabby Senior Secured Note Exchange
In connection with the September 2017 private placement to BioLexis, we entered into a purchase and exchange agreement with Sabby pursuant to which Sabby exchanged $1.5 million in aggregate principal amount of senior secured notes for 1,500,000 shares of our newly-created Series B convertible preferred stock, or the Series B Convertible. The Series B Convertible was initially convertible into 264,084 shares of our common stock. We closed the exchange on October 30, 2017. In June 2018, following the conversion of the Series A Convertible by BioLexis, the Series B Convertible was converted into an aggregate into 264,084 shares of our common stock in accordance with its terms. Accordingly, there are no longer any shares of Series B Convertible outstanding.
Transactions with MTTR LLC
In February 2018, we entered into a strategic partnership agreement with MTTR, LLC, or MTTR, to advise on regulatory, clinical and commercial strategy and assist in obtaining approval of ONS-5010, our bevacizumab therapeutic product candidate for ophthalmic indications. We amended the agreement in March 2018 and June 2019, and agreed to terminate the agreement in January 2020, effective upon the approval of the share issuance, which is the subject of Proposal No. 5. Under the terms of the agreement as amended, we paid MTTR a fee of  $105,208 per month, which would have increased to $170,833 per month after the launch of ONS-5010 in the United States (subject to reduction by 50% in the event net sales of ONS-5010 were below a certain threshold million per year). Beginning June 2019 through December 2019, we paid MTTR an additional retainer of  $115,516 per month, $50,000 of which was credited against the monthly fee. We also agreed to pay MTTR a tiered percentage of the net profits of ONS-5010 ranging in the low- to mid-teens, with the ability to credit monthly fees paid to MTTR. We also agreed to pay a one-time fee of  $268,553 to MTTR by September 2020 if certain regulatory milestones were achieved earlier than anticipated.
Terry Dagnon and Jeff Evanson, two of our named executive officers, provided services to us pursuant to the strategic partnership agreement with MTTR, were compensated by MTTR, and have ownership interests in MTTR, as does Mark Humayun, M.D., one of our outside advisors.
MTTR earned an aggregate $1,744,933 and $602,629 during the years ended September 30, 2019 and 2018, respectively, which includes monthly consulting fees and expense reimbursement.
On January 27, 2020, we and MTTR agreed to terminate the strategic license agreement effective upon the issuance of the shares of our common stock that is the subject of Proposal No. 4. Upon termination of the agreement, we will pay MTTR a $110,000 one-time settlement, and, as described in Proposal No. 4, issue to the four principals of MTTR (including two of our named executive officers, Messrs. Dagnon and Evanson), an aggregate of 7,244,739 shares of our common stock. We also entered into consulting agreements directly with each of the four principals setting forth the terms of his respective compensation arrangement, as well as providing for certain transfer restrictions and repurchase rights applicable to the shares of our common stock to be issued pursuant thereto.
The consulting agreements with each of Messrs. Dagnon and Evanson provide for the payment of a monthly fee for services during the term of each agreement ($25,000 for 20 hours per week), and the issuance of 1,207,457 shares to each of Messrs. Dagnon and Evanson, in each case, subject to stockholder approval. We also agreed to issue, subject to stockholder approval, an aggregate of 4,829,825 shares to the other two principals of MTTR, Dr. Mark Humayun and Mr. Tony Moses. All of the shares to be issued to the MTTR principals, including our two executive officers, are subject to lock-up restrictions such that they may not be sold until the earlier of  (w) six months following FDA approval of ONS-5010, (x) the date we publicly announce not to pursue development of ONS-5010, (y) a “Change of Control” as defined therein or (z) January 2025, subject to limited exceptions, including a pro rata exception if BioLexis disposes of any of its shares to an unaffiliated third party for consideration. We also have the right to repurchase such shares for $0.01 per share if a consultant terminates his agreement other than for good reason (as defined therein), or we terminate the agreement for cause (as defined therein). The repurchase right also lapses in tiered percentages (15% – 40%) tied to completion of enrollment of the NORSE 2 clinical trial of ONS-5010, as well as to 50% or 100% in connection with certain agreements pertaining to ONS-5010 meeting certain value thresholds (or our share price meeting certain thresholds), and which right also lapses as to 100% of the shares upon the earliest to occur of  (w) filing of the BLA for ONS-5010, (x) if a consultant terminates his agreement for good reason (as defined therein), or we terminate the agreement other than for cause (as defined therein). (y) in the event of the consultant’s disability (as defined therein), or (z) upon a “Change of Control” as defined therein.
Indemnification Agreements
Our amended and restated certificate of incorporation, as amended, contains provisions limiting the liability of directors, and our amended and restated bylaws, as amended, provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws, each as amended, also provide our board of directors with discretion to indemnify our employees and other agents when determined appropriate by our board of directors. In addition, we have entered into an indemnification agreement with each of our directors and executive officers that requires us to indemnify our directors and executive officers.

Related-Party Transaction Policy
In 2016, we adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, or other independent members of our board of directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders will be “householding” our Proxy Materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to Outlook Therapeutics, Inc., Corporate Secretary, 7 Clarke Drive, Cranbury, New Jersey 08512. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Corporate Secretary

APPENDIX A
FORM OF CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF DESIGNATION
OF
SERIES A-1 CONVERTIBLE PREFERRED STOCK
OF
OUTLOOK THERAPEUTICS, INC.
(pursuant to Section 242 of the General Corporation Law of the State of Delaware)
Outlook Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:
FIRST, that the original Certificate of Designation of Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred Stock”) of the Company (the “Certificate of Designation”) was originally filed with the Secretary of State of the State of Delaware on July 18, 2018.
SECOND, the Board of Directors of the Company duly adopted resolutions approving the following amendment to the Certificate of Designation, declaring such amendment to be advisable and in the best interests of the Company and its stockholders, and calling a meeting of the stockholders of the Company for consideration thereof.
THIRD, that hereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares of the Company’s Common Stock and Series A-1 Preferred Stock, as required by statute and the Certificate of Designation, were voted in favor of the following amendment to the Certificate of Designation.
A.   The definition of  “Series A-1 Conversion Rate” in Section 1 shall be deleted in its entirety and replaced with the following:
“Series A-1 Conversion Rate” means $431.03447263, after giving effect to the combination of eight shares of Common Stock into one share of Common Stock as effected by the Certificate of Amendment of the Amended and Restated Certificate of the Incorporation of the Company, dated as of March 15, 2019, subject to adjustment in accordance with this Certificate of Designation.
B.   Section 5(a) shall be amended and restated to read in its entirety as follows:
“(a) Except as otherwise required by Law, and subject to the rules of the Nasdaq Capital Market (“Nasdaq”) (or the rules of the principal market on which the Common Stock is then listed) and the Investor Rights Agreement dated as of September 11, 2017 by and between the Company and BioLexis Pte. Ltd. (formerly known as GMS Tenshi Holdings Pte. Limited) (as may be amended from time to time, the “Investor Rights Agreement”), the Holders shall be entitled to (i) a number of votes equal to the largest number of whole Common Shares into which all Series A-1 Convertible Preferred Shares held of record by such Holders could then be converted pursuant to Section 7(a) (provided, that for purposes of calculating the number of votes that the Holders shall be entitled to under this Section 5, the definition of “Series A-1 Conversion Rate” shall mean “$111.982082867, after giving effect to the combination of eight shares of Common Stock into one share of Common Stock as effected by the Certificate of Amendment of the Amended and Restated Certificate of the Incorporation of the Company, dated as of March 15, 2019, subject to adjustment in accordance with this Certificate of Designation) at the Record Date for the determination of stockholders entitled to vote or consent on the applicable matter or, if no such Record Date is established, at the date such vote or consent is taken or any written consent of stockholders is first executed, (ii) vote as a single class with the holders of Common Shares on all matters
A-1

submitted for a vote of or consent by holders of Common Shares, and (iii) notice of all stockholders’ meetings (or of any proposed action by written consent) in accordance with the Certificate of Incorporation and Bylaws as if the Holders were holders of Common Shares.”
FOURTH, that, the foregoing amendments were duly adopted by the Board of Directors of the Company in accordance with the provisions of Section 242 of the DGCL.
FIFTH, this Certificate of Amendment shall become effective upon filing with the Secretary of State of the State of Delaware.
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this           day of           , 2020.
OUTLOOK THERAPEUTICS, INC.
By:

Name: Lawrence A. Kenyon
Title: Chief Executive Officer and President
A-2

ANNUAL MEETING OF STOCKHOLDERS OF

OUTLOOK THERAPEUTICS, INC.

March 19, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20000222333333000001000 5   031920

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES AND "FOR" PROPOSALS 2 THROUGH 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 THROUGH 6. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Proposal 1 To elect the following nominees to Class I of the Company's board of directors:

Nominee	FOR	WITHHOLD
Yezan Haddadin	☐	☐
Kurt J. Hilzinger	☐	☐
Faisal G. Sukhtian	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

OUTLOOK THERAPEUTICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 19, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Ralph H. Thurman and Lawrence A. Kenyon, and each of them as proxies, each with full power of substitution, and authorizes each of them to represent and to vote all of the shares of common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Outlook Therapeutics, Inc. (the “Company”) in such manner as they, or either of them, may determine on any matters that may properly come before the Annual Meeting or any postponements or adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at the offices of Cooley LLP located at 55 Hudson Yards, New York, NY 10001-2163 on March 19, 2020, 9:00 a.m. Eastern Time. The undersigned hereby revokes any proxies previously given.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

OUTLOOK THERAPEUTICS, INC.

March 19, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20002223333300001000 5 031920

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES AND "FOR" PROPOSALS 2 THROUGH 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 THROUGH 6. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Proposal 1 To elect the following nominees to Class I of the Company's board of directors:

Nominee	FOR	WITHHOLD
Yezan Haddadin	☐	☐
Kurt J. Hilzinger	☐	☐
Faisal G. Sukhtian	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.